UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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STORE Capital Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
STORE CAPITAL CORPORATION
2021 Annual Meeting
Vote by May 26, 2021
11:59 PM ET
STORE CAPITAL CORPORATION
8377 EAST HARTFORD DRIVE, SUITE 100
SCOTTSDALE, AZ 85255
D35083-P52168
You invested in STORE CAPITAL CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 27, 2021. Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 13, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com
Control#
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Vote Virtually at the Meeting*
Point your camera here and
May 27, 2021
vote without entering a
9:00 A.M., ARIZONA TIME
control number
Virtually at:
www.virtualshareholdermeeting.com/STOR2021
*Please check the meeting materials for any special requirements for meeting attendance.

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THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Board
Voting Items     Recommends
1.    Election of Directors
Nominees:
01)    Joseph M. Donovan 04)William F. Hipp 07)Einar A. Seadler For
02)    Mary B. Fedewa 05)Tawn Kelley 08)Quentin P. Smith, Jr.
03)    Morton H. Fleischer 06)Catherine D. Rice09)Christopher H. Volk
2.    To approve, on an advisory basis, the compensation of the Company’s named executive officers. For
3.    To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the
fiscal year ending December 31, 2021.     For
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D35084-P52168